Exhibit 10.6

SUBSCRIPTION AGREEMENT

PRINCETON SECURITY TECHNOLGOIES, INC.

This Agreement shall constitute the irrevocable offer of the undersigned to purchase shares of Common Stock in Princeton Security Technologies, Inc. a Nevada Corporation (the “Company”). The purchase price per share of Common Stock is $0.40. On execution by both parties, this Agreement shall become a bilateral agreement binding on both the undersigned and the Company. Each part of this Agreement must be completed by the undersigned and, by execution below, the undersigned acknowledges that he or she understands that the Company and the other investors are relying on the accuracy and completeness hereof in complying with the obligations under applicable securities laws.

On the foregoing, it is hereby agreed as follows:

1. Subscription. The undersigned hereby irrevocably subscribes for the purchase of the number of share of Common Stock set forth above the undersigned's signature to this Agreement. The undersigned is tendering to the Company:

(a) Executed original of this Agreement; and

(b) Executed original of the completed suitability letter included in the subscription documents;

2. General Representations of Subscriber. The undersigned hereby represents and warrants as follows:

(a) The undersigned is over the age of 21 years.

(b) The undersigned acknowledges that neither the United States Securities and Exchange Commission nor the securities commission of any state or other federal agency has made any determination as to the merits of purchasing the shares of Common Stock.

(c) The undersigned has received and read the Prospectus dated ______________, 2007, with respect to the purchase of shares of Common Stock and understands the risks of an investment in the Company, including the risks set forth under the caption "RISK FACTORS" in the Prospectus. The undersigned acknowledges that an investment in the Company involves a high degree of risk. The undersigned acknowledges that, except as set forth in the Prospectus, no representations or warranties have been made to him, or to his advisors, by the Company, or by any person acting on behalf of the Company, with respect to the proposed business of the Company, or any other aspects or consequences of the purchase of shares of Common Stock and/or an investment in the Company, and that he or she has not relied upon any information concerning the offering, written or oral, other than that contained in the Prospectus.

(d) The undersigned, either alone or with the assistance of one or more advisers selected and engaged by him or her, has such knowledge and experience in business and financial matters that he or she is capable of evaluating the Company, its business operations, and the risks and merits of an investment in the Company.

(e) The undersigned has been provided with all materials and information requested by the undersigned or his or her representatives, including any information requested to verify any information furnished, and the undersigned has been provided the opportunity for direct communication with the Company and its representatives regarding the purchase made hereby, including the opportunity to ask questions of and receive answers from the executive officers and directors of the Company.

(f) All information which the undersigned has provided to the Company or its agents or representatives concerning the undersigned's suitability to invest in the Company is complete, accurate, and correct as of the date of the signature on the last page of this Agreement. Such information includes, but is not limited to, information concerning the undersigned's personal financial affairs, business position, and the knowledge and experience of the undersigned and the undersigned's advisers.

(g) The undersigned has adequate means of providing for his or her current needs and possible personal contingencies and has no need now, and anticipates no need in the foreseeable future, to sell any of the shares of Common Stock for which the undersigned hereby subscribes. The undersigned is able to bear the economic risks of this investment, and, consequently, without limiting the generality of the foregoing, is able to hold the shares of Common Stock for an indefinite period of time, and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

(h) The undersigned is a resident of the state identified in the address set forth hereinafter and has reviewed the applicable legend set forth respecting residents of such state in the forepart of the Prospectus.

(i) The undersigned acknowledges that this Agreement may be accepted or rejected in whole or in part by the Company and that, to the extent the subscription may be rejected, the accompanying subscription payment will be refunded without payment of interest and without deduction of expenses.

The Company will notify the subscriber of the acceptance of this subscription. The total amount payable shall be the number of shares of Common Stock subscribed for multiplied by the offering price of $0.40 per share of Common Stock.

AGREED AND ENTERED INTO this ____ day of ____________, _____.
Number of shares of Common Stock to be Purchased  _______________
Dollar amount at $0.40 per share of Common Stock: _________________

MAKE CHECKS PAYABLE TO PRINCETON SECURITY TECHNOLOGIES, INC. ESCROW ACCOUNT AT ESCROW SPECIALIST
ESCROW SPECIALIST FBO PRINCETON SECURITY TECHNOLOGIES, INC. ESCROW
_____________________________________	_______________________________________
Signature	Signature of Joint Subscriber, If Any

_______________________________________
Type or Print Name of Subscriber(s) in Exact Form to be Used on Records of the Company

_______________________________________
Tax Identification Number or Social Security Number

Address:
________________________________
Number and Street
________________________________
City, State, and Zip

ACCEPTANCE OF SUBSCRIPTION

The foregoing subscription is hereby accepted this ____ day of __________, _______.

Princeton Security Technologies, Inc.

By  ___________________________________
           Duly Authorized Officer